UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: March 1, 2013

(Date of earliest event reported)

Gas Natural Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-34585	27-3003768
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 First Avenue South, Great Falls, Montana	59401
(Address of principal executive offices)	(Zip Code)

(800) 570-5688

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As previously reported, Gas Natural Inc. (the “Company”) held its annual meeting on December 13, 2012. However, proposals 5 and 6 were not voted upon because the Company had not obtained a sufficient amount of votes to approve these matters.

On March 1, 2013, the Company reconvened the annual meeting at the Company’s offices in Mentor, Ohio. Proposals 5 and 6 were approved as follows:

Proposal 5

The approval of the acquisition of substantially all of the assets of John D. Oil and Gas Marketing Company, LLC (“John D. Marketing”):

	Number of Votes

For	Against	Abstain
4,873,839	558,917	143,532

Proposal 6

The approval to issue shares of common stock as consideration for the acquisition of John D. Marketing:

	Number of Votes

For	Against	Abstain
4,837,355	602,723	136,210

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gas Natural Inc.

By:	/s/ Thomas J. Smith
Name:	Thomas J. Smith
Title:	Chief Financial Officer

Dated March 6, 2013

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